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                                                                   Exhibit 10.17

                          WEIGHT WATCHERS SAVINGS PLAN

                                  OCTOBER 1999

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                          WEIGHT WATCHERS SAVINGS PLAN

                                TABLE OF CONTENTS

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Article I:  Introduction......................................................1
   1.01 Name..................................................................1
   1.02 Purpose...............................................................1
   1.03 Status Under Code.....................................................1
   1.04 Effective Date........................................................1

Article II:  Definitions......................................................2
   2.01 Defined Terms.........................................................2
   2.02 Account(s)............................................................2
   2.03 Affiliate.............................................................2
   2.04 After Tax Account.....................................................2
   2.05 After Tax Contributions...............................................2
   2.06 Alternate Payee.......................................................2
   2.07 Annual Additions......................................................2
   2.08 Beneficiary...........................................................3
   2.09 Board of Directors....................................................3
   2.10 Break in Service......................................................3
   2.11 Code..................................................................4
   2.12 Committee.............................................................4
   2.13 Compensation..........................................................4
   2.14 Compensation Limit....................................................4
   2.15 Continuous Membership.................................................4
   2.16 Disability............................................................4
   2.17 Discharge Without Cause...............................................5
   2.18 Eligibility Computation Period........................................5
   2.19 Eligible Earnings.....................................................5
   2.20 Eligible Retirement Plan..............................................5
   2.21 Eligible Rollover Distribution........................................5
   2.22 Employee..............................................................5
   2.23 Employer..............................................................6
   2.24 Employment Commencement Date..........................................7
   2.25 ERISA.................................................................7
   2.26 Fair Market Value.....................................................7
   2.27 Fund or Investment Fund(s)............................................7
   2.28 Highly Compensated Employee...........................................7
   2.29 Hour of Service.......................................................8
   2.30 Investment Committee..................................................8
   2.31 Key Employee..........................................................8
   2.32 Leased Employee.......................................................8

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                          WEIGHT WATCHERS SAVINGS PLAN

                                TABLE OF CONTENTS

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   2.33 Matching Account......................................................9
   2.34 Matching Contributions................................................9
   2.35 Member................................................................9
   2.36 Payroll Period........................................................9
   2.37 Period of Service.....................................................9
   2.38 Period of Severance...................................................9
   2.39 Plan..................................................................9
   2.40 Plan Year.............................................................9
   2.41 Profit Sharing Contribution...........................................9
   2.42 Profit Sharing Contribution Account...................................9
   2.43 Qualified Domestic Relations Order....................................9
   2.44 Qualified Nonelective Contributions..................................10
   2.45 Retired Member.......................................................10
   2.46 Retirement...........................................................10
   2.47 Rollover Account.....................................................10
   2.48 Rollover Contributions...............................................10
   2.49 Salaried Employee....................................................10
   2.50 Service..............................................................10
   2.51 Severance from Service Date..........................................10
   2.52 Stock Account........................................................11
   2.53 Stock Fund...........................................................11
   2.54 Tax Deferred Account.................................................11
   2.55 Tax Deferred Contributions...........................................11
   2.56 Trust Agreement......................................................11
   2.57 Trust Fund...........................................................11
   2.58 Trustee..............................................................11
   2.59 Valuation Date.......................................................11

Article III:  Membership.....................................................12
   3.01 Eligibility and Enrollment...........................................12
   3.02 Cessation of Membership..............................................12
   3.03 Cessation and Resumption of Employment Status........................12
   3.04 Military Service.....................................................13

Article IV:  Contributions...................................................14
   4.01 Profit Sharing Contributions.........................................14
   4.02 Tax Deferred Contributions...........................................14
   4.03 Change in Tax Deferred Contributions.................................17
   4.04 Suspension of Tax Deferred Contributions.............................17
   4.05 Limitation on Tax Deferred Contributions.............................17

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                          WEIGHT WATCHERS SAVINGS PLAN

                                TABLE OF CONTENTS


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   4.06 Matching Contributions...............................................19
   4.07 Rollover Contributions...............................................20
   4.08 Limitation Based on Contribution Percentage..........................20
   4.09 Allocation to Member Accounts........................................22
   4.10 Maximum Annual Additions.............................................23
   4.11 Participation in Other Plans.........................................24
   4.12 Aggregate Limit......................................................24
   4.13 Return of Contributions..............................................25

Article V:  Eligibility for Benefits.........................................26
   5.01 Vesting..............................................................26
   5.02 Retirement...........................................................26
   5.03 Death................................................................26
   5.04 Disability...........................................................26
   5.05 Discharge Without Cause..............................................26
   5.06 Other Termination of Employment......................................26
   5.07 Application of Forfeitures...........................................27

Article VI:  Withdrawals.....................................................28
   6.01 In General...........................................................28
   6.02 After Tax Account and Rollover Account...............................28
   6.03 Matching Account.....................................................28
   6.04 Tax Deferred Account.................................................28
   6.05 Profit Sharing Contribution Account..................................29
   6.06 Hardship Withdrawal..................................................29
   6.07 Additional Withdrawal Rules..........................................30

Article VII:  Accounts.......................................................32
   7.01 Member Accounts......................................................32
   7.02 Periodic Statements..................................................32

Article VIII:  Distributions.................................................33
   8.01 In General...........................................................33
   8.02 Methods of  Distribution.............................................34
   8.03 Medium of Payment....................................................35
   8.04 Timing of Distributions..............................................35
   8.05 Valuation............................................................36
   8.06 Written Explanation..................................................36

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                          WEIGHT WATCHERS SAVINGS PLAN

                                TABLE OF CONTENTS


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Article IX:  Trust Fund......................................................38
   9.01 Trustee and Trust Agreement..........................................38
   9.02 Expenses.............................................................38
   9.03 Investment Funds.....................................................38
   9.04 Investment Elections by Members......................................39
   9.05 Investment Election Changes..........................................39
   9.06 Reallocation Among Funds.............................................39
   9.07 Transferred Amounts..................................................40
   9.08 Interim Investment Fund..............................................40
   9.09 Member Loans.........................................................40
   9.10 Loan Requirements....................................................41

Article X:  Administration...................................................45
   10.01 The Committee.......................................................45
   10.02 Powers..............................................................45
   10.03 Quorum and Committee Actions........................................46
   10.04 Insufficient Information............................................46
   10.05 Investment Committee................................................47
   10.06 Liability Insurance and Indemnification.............................47
   10.07 Qualified Domestic Relations Orders.................................47
   10.08 Fiduciary Standard..................................................47
   10.09 Facility of Payment.................................................48
   10.10 Valuation Dates.....................................................48

Article XI:  Amendment, Termination, and Merger..............................49
   11.01 Right to Terminate or Amend.........................................49
   11.02 Termination Procedures..............................................49
   11.03 Merger, Consolidation, or Transfer of Plan Assets...................50

Article XII:  General Provisions.............................................51
   12.01 Uniform Administration..............................................51
   12.02 Source of Payment...................................................51
   12.03 No Right to Employment..............................................51
   12.04 Benefits Not Assignable.............................................51
   12.05 Laws Applicable.....................................................51
   12.06 Election Procedures.................................................51
   12.07 Top-Heavy Requirements..............................................52
   12.08 Gender and Number...................................................53
   12.09 Interpretations Relating to Alternate Payees........................53

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                          WEIGHT WATCHERS SAVINGS PLAN

                                TABLE OF CONTENTS


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Article XIII:  Claims Procedure..............................................54
   13.01 Application for Payment.............................................54
   13.02 Disposition of Claim................................................54
   13.03 Appeals.............................................................54
   13.04 Committee Decision Final............................................54

Article XIV:  Signature......................................................55





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                          WEIGHT WATCHERS SAVINGS PLAN

                             ARTICLE I: INTRODUCTION

1.01     NAME.

         This Plan shall be known as the Weight Watchers Savings Plan (the "Plan").

1.02     PURPOSE.

         The purpose of the Plan is to assure a competitive compensation program for Employees by establishing a retirement plan which combines monthly Employer contributions for the account of each eligible Employee with a formal savings program under which Employees may elect to have tax deferred savings supplemented by matching amounts derived from Employer contributions. The Plan provides an additional incentive for the Employees to remain in the employ of the Employer.

1.03     STATUS UNDER CODE.

         This Plan is intended to be a qualified plan under section 401(a) of the Code. The Plan as a whole is designed to qualify as a profit-sharing plan, provided that Employer contributions shall be made to the Plan without regard to current or accumulated earnings and profits. The provisions of the Plan concerning Tax Deferred Contributions are intended to constitute a cash or deferred arrangement under section 401(k) of the Code.

1.04     EFFECTIVE DATE.

         The Plan is effective October 3, 1999.

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                             ARTICLE II: DEFINITIONS

2.01     DEFINED TERMS.

         Unless otherwise required by the context, the terms used herein shall have the meanings set forth in this Article II.

2.02     ACCOUNT(S).

         Account(s) shall mean the Tax Deferred Account, the Matching Account, the After Tax Account, the Profit Sharing Contribution Account and/or

         the Rollover Account.

2.03     AFFILIATE.

         Affiliate shall mean any corporation which is a member of a controlled group of corporations (within the meaning of section 414(b) of the Code), which also includes as a member the Employer, a trade or business under common control (within the meaning of section 414(c) of the Code) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) which includes the Employer and any other organization or arrangement to the extent aggregation is required pursuant to section 414(o) of the Code. For purposes of paragraph 4.10 only, the definitions in sections 414(b) and (c) of the Code shall be modified as provided in section 415(h) of the Code.

2.04     AFTER TAX ACCOUNT

         After Tax Account shall mean the account into which were credited After Tax Contributions, and earnings attributable thereto.

2.05     AFTER TAX CONTRIBUTIONS

         After Tax Contributions shall mean contributions made by a Member, prior to the effective date of the Plan, under either the H.J. Heinz Company Employees Retirement and Savings Plan or the H.J. Heinz Company SAVER Plan, and which, subsequent to the effective date of the Plan, are credited to the Member's After Tax Account.

2.06     ALTERNATE PAYEE

         Alternate Payee shall mean a person designated to receive payments or distributions pursuant to a Qualified Domestic Relations Order.

2.07     ANNUAL ADDITIONS

         Annual Additions shall mean, for any calendar year, the sum of:

         (a) the Employer contributions (including Tax Deferred Contributions) made on behalf of the Member for such calendar year; and


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         (b)      Forfeitures, if applicable,

         that have been allocated to the Member's Accounts under this Plan or his accounts under any other qualified defined contribution plan sponsored by the Employer. For purposes of this paragraph, any Tax Deferred Contributions distributed under the provisions of paragraph
         4.05 and any Matching Contributions which may have been distributed or forfeited under the provisions of paragraphs 4.02, 4.05, or 4.10 shall be included in the Annual Addition for the year allocated.

2.08     BENEFICIARY

         Beneficiary shall mean any person or persons (natural or otherwise) designated by a Member, in accordance with procedures prescribed by the Committee, to receive benefits payable in the event of the death of the Member. If a married Member designates a Beneficiary who is other than his spouse, then such designation must be consented to and signed by both the Member and his spouse and witnessed by a Plan representative or notary public, unless such requirement is waived because it is established in accordance with procedures prescribed by the Committee that there is no spouse, the spouse cannot be located, the spouse is legally incompetent (in which case the consent of the legal guardian is required), the Member is legally separated or has been abandoned by his spouse (as determined according to local law), or for such other reasons as may be prescribed by applicable regulations. If no such designation is in effect at the time of death of the Member, or the person(s) so designated do not survive the Member, the Beneficiary shall be deemed to be the Member's surviving spouse, if any; otherwise the Beneficiary shall be the estate of the Member. A Member may change his Beneficiary at any time, provided that the spousal consent requirements above are fulfilled, if applicable.

2.09     BOARD OF DIRECTORS

         Board of Directors shall mean the Board of Directors of Weight Watchers International or the Executive Committee of such Board.

2.10     BREAK IN SERVICE

         Break in Service shall mean a Period of Severance of 12 consecutive months or longer. Notwithstanding the foregoing, if an Employee's service is terminated or if the Employee is otherwise absent from work due to the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption by the Employee of that child or for purposes of caring for that child for a period following the birth or placement, a Break in Service shall occur only if the Employee is not reemployed or does not return to active service prior to the second anniversary of the Employee's Severance from Service Date; and provided

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         further that the first year of such absence, measured from his
         Severance from Service Date, shall not be considered in determining a Member's "period of Break in Service" for purposes of paragraphs 2.50 and 5.06.

2.11     CODE

         Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.12     COMMITTEE

         Committee shall mean the committee appointed by the Board of Directors or such other committee or board as the Board of Directors may subsequently designate as being responsible for the general administration of the Plan.

2.13     COMPENSATION

         Compensation shall mean the Employee's total salary, wages, fees and other remuneration received in the Plan Year for personal services actually rendered in the course of employment with the Employers, including, but not by way of limitation, bonuses, overtime payments and commissions, and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code, all such inclusions and exclusions to be determined consistently with Treasury Regulation section 1.415-2(d), which is hereby incorporated by reference. Except as otherwise provided, compensation shall be determined after any reduction of Eligible Earnings pursuant to paragraph 4.02 and after any pre-tax contributions under a cafeteria plan under section 125 of the Code.

2.14     COMPENSATION LIMIT

         Compensation Limit shall mean $160,000, as adjusted pursuant to sections 401(a)(17) and 415(d) of the Code.

2.15     CONTINUOUS MEMBERSHIP

         Continuous Membership shall mean any uninterrupted period during which an Employee has been a Member of the Plan, including any periods of suspension of contributions so long as there is a balance in his Accounts.

2.16     DISABILITY

         Disability shall mean a physical or mental condition of a Member that, based on satisfactory medical evidence acceptable to the Committee, is believed to be permanent and to render the Member unfit to perform duties for the Employer.


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2.17     DISCHARGE WITHOUT CAUSE

         Discharge without cause shall mean involuntary termination of employment with the Employer because of job elimination, plant shutdown or permanent layoff in connection with a reduction in force.

2.18     ELIGIBILITY COMPUTATION PERIOD

         Eligibility Computation Period shall mean the 12 consecutive month period beginning on an individual's Employment Commencement Date and the 12 consecutive month period beginning on the first day of the Plan Year commencing after the Employment Commencement Date.

2.19     ELIGIBLE EARNINGS

         Eligible Earnings shall mean all cash remuneration payable to an Employee before payroll withholding, including sales incentive payments and bonuses, but excluding hiring, retention and referral bonuses, short-term housing relocation allowances, overseas allowances amounts received by the Member under long term incentive plans or amounts previously deferred, severance payments, Employer contributions under welfare or retirement programs, all classroom and related meeting pay for Salaried Employees, suggestion system awards and prizes, reimbursements for business, travel, or entertainment expenses incurred by the Member and not reported as wages for federal tax purposes, and any amounts designated as a "Vacation Bonus" relating to the number of meetings facilitated by an Employee working in the field. Any amounts by which an Employee's cash compensation is reduced at the Employee's election pursuant to plans maintained by the Employer which are described in section 125 of the Code or section 401(k) of the Code shall be included, but cash or other benefits payable to the Employee from such plans shall be excluded. In all cases of doubt as to determination of Eligible Earnings, the decision of the Committee shall be final.

2.20     ELIGIBLE RETIREMENT PLAN

         Eligible Retirement Plan shall have the meaning set forth in section 401(a)(31)(D) of the Code.

2.21     ELIGIBLE ROLLOVER DISTRIBUTION

         Eligible Rollover Distribution shall have the meaning set forth in section 401(a)(31)(D) of the Code.

2.22     EMPLOYEE

         Employee shall mean any person employed by an Employer who receives a regular stated compensation from the Employer other than a pension, retainer or fee under contract, provided that such term shall not include:


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         (a)      a person who is a nonresident alien, unless such person
                  receives remuneration from the Employer that is considered to be U.S.-source income;

         (b) A person whose compensation is established under a collective bargaining agreement, unless such agreement specifically provides for membership in the Plan;

         (c) A Leased Employee, provided that if a person who originally performs services for the Employer as a Leased Employee (or in a status which would be that of a Leased Employee if such services had been on a substantially full time basis for a period of at least one year) becomes an Employee, or in the event an Employee becomes employed by the Employer as a Leased Employee, any service rendered with the Employer as a Leased Employee (or in a status which would be that of a Leased Employee if such services had been on a substantially full time basis for a period of at least one year) shall be counted in determining (i) eligibility under paragraph 3.01 (except that he shall not by reason of that status be eligible to become a Member) and (ii) Continuous Membership and years of Service for vesting under paragraph 5.01.

         (d) However, "Employee" shall exclude any individual retained by an Employer to perform services for the Employer (for either a definite or indefinite duration) and is characterized thereby as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of an employee), regardless of such individual's status under common law, including, without limitation, any such individual who is or has been determined by a third party, including, without limitation, a government agency or board or court or arbitrator, to be an employee of the Employer for any purpose, including, without limitation, for purposes of any employee benefit plan of the Employer (including this Plan) or for purposes of federal, state or local tax withholding, employment tax or employment law.

Notwithstanding the foregoing, a Member while in receipt of disability income payments under a long-term disability program sponsored by the employer shall be treated as an Employee until the date he ceases to be eligible for payments under such program or until age 65 or his earlier Retirement or termination of Employee status.

2.23     EMPLOYER

         Employer shall mean, as the case may be, Weight Watchers International and any Affiliate of Weight Watchers International that adopts the plan.


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2.24     EMPLOYMENT COMMENCEMENT DATE

         Employment Commencement Date shall mean the first day of any period for which a person is paid or entitled to payment for performance of duties for the Employer or an Affiliate; provided, however, the Employment Commencement Date of any person employed by an Affiliate may not be earlier than the date the Affiliate becomes such as described in paragraph 2.03, except as otherwise directed by the Board of Directors or required by law.

2.25     ERISA

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended form time to time.

2.26     FAIR MARKET VALUE

         Fair Market Value as of a particular date with respect to stock of the H.J. Heinz Company shall mean the closing price per share on such date (or, if such date is not a business day, the first business day immediately preceding such date) on the New York Stock Exchange.

2.27     FUND OR INVESTMENT FUND(S).

         Fund or Investment Fund(s) shall mean one or more of the funds in which Member and Employer contributions to the Plan are invested in accordance with Article IX.

2.28     HIGHLY COMPENSATED EMPLOYEE

         Highly Compensated Employee shall mean, for tax years beginning after December 31, 1996, an individual determined in accordance with section 414(q) of the Code, and with such rules and regulations as shall be promulgated by the Internal Revenue Service pursuant to such section, and shall mean an Employee who:

         (i) was a 5% owner (as defined in section 416(i)(1) of the Code) with respect to an Employer or an Affiliate during the Plan Year being tested or the preceding Plan Year, or

         (ii) earned more than $80,000 of Section 414(q) compensation (as defined in section 414(q)(4) of the Code) in the preceding Plan Year; provided however, the $80,000 amount is subject to adjustment as provided under section 415 of the Code, except that the base period shall be the calendar quarter ending September 30, 1996.

         For purposes of the this provision, a former Employee shall be treated as a Highly Compensated Employee if such former Employee was a Highly Compensated Employee when such former Employee separated from service,

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         or such former Employee was a Highly Compensated Employee at any time after attaining age 55.

2.29     HOUR OF SERVICE

         Hour of Service shall mean, with respect to any Eligibility Computation
         Period:

         (a) each hour for which a person is paid or entitled to payment for the performance of duties for the Employer or an Affiliate;

         (b) each hour for which a person is paid or entitled to payment by the Employer or an Affiliate directly or indirectly, on account of a period during which no duties are performed, whether or not the employment relationship has terminated due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not in excess of 501 hours for any such single continuous period;

         (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate, excluding any hour credited under paragraphs (a) or
                  (b) above, which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made; and

         (d) no hours shall be credited on account of any period during which a person performs no duties and receives payment solely for the purpose of complying with workers' compensation, unemployment compensation, or disability insurance laws.

         The Hours of Service to be credited shall be determined pursuant to Title 29 of the Code of Federal Regulations, section 2530.200b-2(b) and
         (c) as promulgated by the United States Department of Labor.

2.30     INVESTMENT COMMITTEE

         Investment Committee shall mean the Investment Committee appointed by the Board of Directors as prescribed in paragraph 10.05 or such other committee or board as the Board of Directors may subsequently designate as being responsible for the duties prescribed for the Investment Committee in this Plan.

2.31     KEY EMPLOYEE

         Key Employee shall have the meaning set forth in section 416(i) of the Code.

2.32     LEASED EMPLOYEE

         Leased Employee shall have the meaning as set forth in Section 414(n) of the Code.


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2.33     MATCHING ACCOUNT

         Matching Account shall mean the account into which are credited Matching Contributions, and earnings attributable thereto.

2.34     MATCHING CONTRIBUTIONS

         Matching Contributions shall mean contributions made by the Employer on a Member's behalf pursuant to paragraph 4.06(a).

2.35     MEMBER

         Member shall mean an Employee who meets the requirements of paragraph
         3.01 or who has an undistributed balance.

2.36     PAYROLL PERIOD

         Payroll Period shall mean the weekly, biweekly, semimonthly or monthly period that is the basis for the Employer's regular payment of remuneration to the Employee.

2.37     PERIOD OF SERVICE

         Period of Service shall mean a period beginning on an Employment Commencement Date and ending on the next Severance from Service Date.

2.38     PERIOD OF SEVERANCE

         Period of Severance shall mean a period beginning on a Severance from Service Date and ending on the next Employment Commencement Date.

2.39     PLAN.

         Plan shall mean the Weight Watchers Savings Plan.

2.40     PLAN YEAR

         Plan Year shall mean the calendar year, except that the first Plan Year shall begin on the date the Plan is effective and shall end on December 31, 1999.

2.41     PROFIT SHARING CONTRIBUTION

         Profit Sharing Contribution shall mean the Employer contributions pursuant to paragraph 4.01.

2.42     PROFIT SHARING CONTRIBUTION ACCOUNT

         Profit Sharing Contribution Account shall mean the account into which are credited Profit Sharing Contributions and earnings attributable thereto.

2.43     QUALIFIED DOMESTIC RELATIONS ORDER

         Qualified Domestic Relations Order shall mean any judgment, decree, or order which:


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         (a)      creates for, or assigns to, a spouse, former spouse, child or other dependent of a Member the right to receive all or a portion of the Member's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,

         (b)      is made pursuant to a state domestic relations law,

         (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

         (d) otherwise meets the requirements of section 206(d)(3) of ERISA, as determined by the Committee.

2.44     QUALIFIED NONELECTIVE CONTRIBUTIONS

         Qualified Nonelective Contributions shall mean discretionary contributions by the Employer which are made pursuant to paragraph 4.06(d).

2.45     RETIRED MEMBER

         Retired Member shall mean a Member who has commenced Retirement and who has an Account balance remaining in the Plan.

2.46     RETIREMENT

         Retirement shall mean cessation of work for the Employer on or after attainment of age 55.

2.47     ROLLOVER ACCOUNT

         Rollover Account shall mean the account into which shall be credited Rollover Contributions.

2.48     ROLLOVER CONTRIBUTIONS

         Rollover Contributions shall mean contributions made by or on behalf of a Member pursuant to paragraph 4.07.

2.49     SALARIED EMPLOYEE

         Salaried Employee shall mean any Employee whose base compensation from the Employer is not an hourly wage.

2.50     SERVICE

         Service shall mean the aggregate of all Periods of Service and all Periods of Severance of less than 12 consecutive months, excluding periods prior to a Break in Service of 5 years or more by a Member who is not vested in his Matching Account and Profit Sharing Contribution Account prior to such Break in Service.

2.51     SEVERANCE FROM SERVICE DATE

         Severance from Service Date shall mean the earlier of:


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         (a)      the date the Employee quits, is discharged, retires, dies or otherwise is terminated from employment with the Employer or an Affiliate, or

         (b) the first anniversary of the date of a period in which the employee remains absent from work for any other reason.

2.52     STOCK ACCOUNT

         Stock Account shall mean the separate account for a Member to which are allocated shares of stock of the H.J. Heinz Company pursuant to paragraph 9.07.

2.53     STOCK FUND

         Stock Fund shall mean the Investment Fund established pursuant to paragraph 9.03 which is invested entirely or primarily in shares of stock of the H.J. Heinz Company.

2.54     TAX DEFERRED ACCOUNT

         Tax Deferred Account shall mean the account into which are credited Tax Deferred Contributions (including nonelective contributions that have been treated as elective contributions), and earnings attributable thereto.

2.55     TAX DEFERRED CONTRIBUTIONS

         Tax Deferred Contributions shall mean contributions made by the Employer on a Member's behalf pursuant to paragraph 4.02.

2.56     TRUST AGREEMENT

         Trust Agreement shall mean any agreement and amendments thereto entered into between the Employer and the Trustee to carry out the provisions of the Plan.

2.57     TRUST FUND

         Trust Fund shall mean the cash and other properties held and administered by the Trustee pursuant to the Trust Agreement to carry out the provisions of the Plan.

2.58     TRUSTEE

         Trustee shall mean the one or more designated trustees acting at any time under any Trust Agreement.

2.59     VALUATION DATE

         Valuation Date shall mean the date or dates in each calendar month on which any valuation is made, as determined under Committee procedures established pursuant to paragraph 10.10.

                             ARTICLE III: MEMBERSHIP

3.01     ELIGIBILITY AND ENROLLMENT.

         An Employee shall become a Member of the Plan according to the following rules:

         (a) A Salaried Employee shall become a Member on the first day of the month following his Employment Commencement Date or, if later, the first day of the month coincident with or following the Employee's becoming a Salaried Employee.

         (b) An Employee other than a Salaried Employee shall become a Member on the first day of the month following completion of an Eligibility Computation Period during which he has performed 1,000 or more Hours of Service.

         (c) Notwithstanding subparagraphs (a) and (b), an individual who becomes an Employee as a result of an acquisition of all or part of the assets or stock of the prior employer of such individual by an Employer shall be eligible to become a Member of the Plan on the earlier of:

                  (i) the first day of the month coincident with or next following the expiration of 6 months from the date of such acquisition, or

                  (ii)     the date specified by the Committee,

                  provided such individual is then an Employee.

         An eligible Employee shall be enrolled as a Member automatically upon satisfaction of the requirements of this paragraph 3.01.

3.02     CESSATION OF MEMBERSHIP.

         Membership shall continue so long as there is a balance in the Employee's Accounts. Membership in the Plan shall cease upon death or when an Employee's Accounts have been forfeited or completely distributed or withdrawn.

3.03 CESSATION AND RESUMPTION OF EMPLOYMENT STATUS. A Member who ceases to be an Employee as defined in paragraph 2.22 shall not be eligible to have Tax Deferred Contributions, Matching Contributions or Profit Sharing Contributions made to the Plan on his behalf or allocated to his Accounts, but shall continue to be a Member of the Plan until he ceases to have any balance in his Accounts. If a Member or former Member is rehired or otherwise resumes Employee status, as of the date of such resumption he shall again become entitled to an allocation of Profit Sharing Contributions,

         Tax Deferred Contributions and Matching Contributions shall resume (unless he elects otherwise).

3.04     MILITARY SERVICE.

         Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code, effective for reemployment on or after December 12, 1994.

                            ARTICLE IV: CONTRIBUTIONS

4.01     PROFIT SHARING CONTRIBUTIONS.

         The Employer shall contribute on a monthly basis on behalf of each Member who is a Salaried Employee during such month an amount equal to the applicable percentage (determined on the basis of the member's attained age at the end of the month) of the Member's Eligible Earnings for the month (up to the Compensation Limit), as derived from the following table:

         Years of Attained Age:                           Contribution Rate:

         Less than 25                                     0.50 %
         At least 25 but less than 30                     0.75 %
         At least 30 but less than 35                     1.50 %
         At least 35 but less than 40                     2.50 %
         At least 40 but less than 45                     3.50 %
         At least 45 but less than 50                     4.50 %
         At least 50 but less than 55                     5.50 %
         At least 55 but less than 60                     6.00 %
         60 and over                                      6.50 %

         Notwithstanding the foregoing, no such contribution shall be made to any Employee who is classified as senior manager level (or above) earning base compensation at an annual rate which exceeds the $80,000 amount specified in, and subject to adjustment under, the provisions of paragraph 2.28(ii).

         In the case of a Member who ceases active employment as a result of Disability but who retains Employee status, Profit Sharing Contributions under the provisions of this paragraph shall continue, subject to paragraph 4.10(b), with the Member's monthly rate of compensation prior to the commencement of disability income payments under a long-term disability program sponsored by the Employer being treated as his Eligible Earnings for this purpose, until the Member reaches age 65 or elects Retirement.

4.02     TAX DEFERRED CONTRIBUTIONS.

         Each Member is entitled to have Tax Deferred Contributions made by the Employer on his behalf for each Payroll Period.

         (a) Tax Deferred Contributions may be in an amount equal to any whole percentage of a Member's Eligible Earnings for that Payroll Period not less than 1% of his Eligible Earnings for that Payroll Period (up to the Compensation Limit) nor more than 13% of his Eligible Earnings for that Payroll Period (up to the Compensation Limit). An election by a Member to have Tax Deferred Contributions made on his behalf constitutes an authorization to the Employer to reduce the Member's cash remuneration by an amount equal to the Tax Deferred Contributions. Tax Deferred Contributions for any Plan Year may be elected only with respect to Eligible Earnings that would have been received by the Member in the Plan Year but for his election to defer under this paragraph
                  4.02. Tax Deferred Contributions pursuant to this subparagraph
                  (a) shall be made by the Employer to the Trustee in cash within a reasonable time after the end of the Payroll Period to which such contributions relate. Tax Deferred Contributions may be limited by paragraph 4.05 dealing with the actual deferral percentage for Highly Compensated Employees, by paragraph 4.10 imposing limits on Annual Additions, by paragraph 6.06 in the case of a hardship withdrawal, and by the following subparagraphs.

                  (i) In the case of an Employee who, prior to the effective date of the Plan, was participating in the H.J. Heinz Company Employees Retirement and Savings Plan or the H.J. Heinz Company SAVER Plan and who had a Tax Deferred Contribution election in effect under either of those plans, such Member's election shall continue in effect on and after the effective date of the Plan unless changed in accordance with paragraph 4.03.

                  (ii) An Employee who, prior to the effective date of the Plan, was eligible to elect Tax Deferred Contributions under the H.J. Heinz Company Employees Retirement and Savings Plan or the H.J. Heinz Company SAVER Plan but who did not have an election in effect may initiate an election on or after the effective date of the Plan in accordance with procedures prescribed by the Committee.

                  (iii)    Except in the case of an Employee described in (i) or
                           (ii) above, a Member who is a Salaried Employee shall be deemed to have elected to have Tax Deferred Contributions made by the Employer on his behalf for each Payroll Period in an amount equal to 3% of his Eligible Earnings (up to the Compensation Limit), and to have authorized the Employer to reduce his cash remuneration payable while a Member by an equal amount, unless he elects, in accordance with procedures prescribed by the Committee, to have no Tax Deferred Contributions made on his behalf or to have Tax Deferred Contributions made on his behalf at a different rate.

         (b) A Member's Tax Deferred Contributions under subparagraph(a) in any calendar year shall not exceed $10,000, or such adjusted amount as may be prescribed pursuant to sections 402(g)(5) and 415(d) of the Code, reduced by the sum of all other elective deferrals (as defined in regulations pursuant to section 402(g) of the Code) during such year under other plans, contracts or arrangements maintained by the Employer or any Affiliate. If a Member's Tax Deferred Contributions in a calendar year reach the applicable dollar limitation for such year, his election of Tax Deferred Contributions for the remainder of the calendar year will be canceled. As of the first pay period of the following calendar year, the Member's election of Tax Deferred Contributions shall again become effective in accordance with his previous election.

         (c) If a Member makes elective deferrals under another qualified defined contribution plan for any calendar year and those contributions when added to his Tax Deferred Contributions under this Plan exceed the dollar limitation set forth above for that calendar year, the Member may allocate all or a portion of such excess deferrals to this Plan. In that event, the excess deferrals (together with income allocable thereto determined by any reasonable method consistent with regulations pursuant to section 402(g) of the Code) shall be returned to the Member no later than the April 15 following the end of the calendar year in which the excess deferrals were made. The Plan shall not be required to return excess deferrals unless the Member notifies the Committee, in writing, by March 1 of that following calendar year of the amount of the excess deferrals allocated to this Plan. However, a Member who has excess deferrals calculated by taking into account only elective deferrals under this Plan and other plans, contracts or arrangements maintained by the Employer or any Affiliate shall be deemed to have made an election pursuant to this subparagraph (c) with respect to such excess deferral. The amount of excess deferrals that may be distributed pursuant to this subparagraph shall be determined after taking into account any amounts previously recharacterized or distributed pursuant to paragraph 4.05.

         (d) If any Matching Contributions have been allocated with respect to excess deferrals, they shall be forfeited and applied as provided in paragraph 5.07.

         (e) In the event that Tax Deferred Contributions are returned to the Employer in accordance with the provisions of paragraph 4.13, the elections to reduce Eligible Earnings which were made by Members on whose behalf those contributions were made shall be void retroactively to the beginning of the period for which those contributions were made. The Tax Deferred Contributions so returned shall be distributed in cash to those Members for whom those contributions were made.

4.03     CHANGE IN TAX DEFERRED CONTRIBUTIONS.

         Subject to the provisions of paragraph 4.02, a Member may change the percentage elected pursuant to paragraph 4.02, in accordance with procedures described by the Committee. A Member shall be permitted to change such Tax Deferred Contribution Percentage on the first of any month by giving the Employer adequate notice in accordance with procedures prescribed by the Committee.

4.04     SUSPENSION OF TAX DEFERRED CONTRIBUTIONS.

         (a) In accordance with procedures prescribed by the Committee, a Member may suspend Tax Deferred Contributions under paragraph
                  4.02. During such a period of suspension, the Employer shall make no monthly contributions on behalf of such Member to the Matching Account of such Member pursuant to paragraph 4.09(c).

         (b) In accordance with procedures prescribed by the Committee, a Member who has suspended Tax Deferred Contributions may elect resumption thereof in accordance with paragraph 4.02.

         (c) A Member who is granted an authorized leave of absence by the Employer shall be deemed to have suspended Tax Deferred Contributions pursuant to subparagraph (a) of this paragraph
                  4.04 and immediately upon completion of his leave of absence Tax Deferred Contributions shall resume in accordance with the election previously in effect unless changed by the Member in accordance with paragraph 4.03.

4.05     LIMITATION ON TAX DEFERRED CONTRIBUTIONS.

         Notwithstanding paragraph 4.02, the limitations of this paragraph 4.05 shall apply with respect to Highly Compensated Employees.

         (a) The actual deferral percentage for Highly Compensated Employees shall not exceed the greater of (i) or (ii) below:

                  (i) The actual deferral percentage for all other eligible Employees multiplied by 1.25; (ii) The lesser of (A) or (B) below:

                           (A) the actual deferral percentage for all other eligible Employees multiplied by 2.0;

                           (B) the actual deferral percentage for all other eligible Employees increased by two percentage points

                  (or such lesser amount as may be applicable pursuant to paragraph 4.12).

         (b) For purposes of this paragraph 4.05, the actual deferral percentage for a specified group of eligible Employees for a Plan Year shall be the average (calculated to the nearest hundredth of a percentage point) of the ratios (calculated separately to the nearest hundredth of a percentage point for each Employee in the group) of:

                  (i) The sum of the amount of Tax Deferred Contributions (and, if applicable, Qualified Nonelective Contributions) actually paid to the Trust Fund on behalf of each such Employee for such Plan Year (whether or not such contributions are returned to the Member pursuant to the rules on excess tax deferred contributions in paragraph 4.02(c)), to

                  (ii) The Employee's Compensation for the Plan Year, taking into account for this purpose only the portion of the Plan Year after the Employee has become eligible for the Plan.

         (c) The Committee may implement rules, consistent with regulations under the Code, whereby Tax Deferred Contributions by any Member or group of Members may be limited in advance to a lesser percentage than the otherwise allowable maximum, whereby Tax Deferred Contributions may be decreased, suspended or otherwise modified to meet the requirements of this paragraph 4.05, or whereby Tax Deferred Contributions may be disposed of by distribution to some or all Highly Compensated Employees, in accordance with the following guidelines, so that the limitation set forth in this paragraph 4.05 is satisfied.

                  (i) With respect to any Plan Year in which Tax Deferred Contributions made on behalf of Members who are Highly Compensated Employees exceed the applicable limit set forth in this paragraph 4.05, the Committee may reduce the amount of excess Tax Deferred Contributions made on behalf of such Highly Compensated Employees as described. Any distribution of the excess Tax Deferred Contributions for any Plan Year shall be made to the Highly Compensated Employee on the basis of the Highly Compensated Employee who had the greatest dollar amount of Tax Deferred Contributions by such Highly Compensated Employee to the extent necessary to satisfy the actual deferral percentage test. This process shall be repeated until the actual deferral percentage test is satisfied, in accordance with applicable legal guidance.

                  (ii) Excess contributions subject to reduction under (i) above ("excess contributions"), together with income attributable to the excess contributions, shall be paid to the Member before the close of the Plan Year following the Plan Year in which the excess contributions were made and, to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the excess contributions were made. Any excess contributions for any Plan Year shall be reduced by any Tax Deferred Contributions previously returned to the Member under paragraph 4.02(d) for that Plan Year. If any Matching Contributions have been allocated with respect to excess contributions, they shall be forfeited and applied as provided in paragraph 5.07.

         (d) The amount of income attributable to the excess contributions for a Plan Year shall be determined by any reasonable method consistent with regulations pursuant to section 401(k) of the Code.

         (e) The limitations and other provisions of this paragraph shall be applied separately with respect to Members who are Employees of Weight Watchers International and its Affiliates and to Members who are Employees of WeightWatchers.com and its

                  Affiliates.

4.06     MATCHING CONTRIBUTIONS.

         In addition to contributions pursuant to paragraphs 4.01 and 4.02, the Employer shall make contributions in accordance with the following:

         (a) The Employer shall contribute to the Trustee on a monthly basis an amount equal to the aggregate of the Tax Deferred Contributions under paragraph 4.02 on behalf of all Members for the Payroll Period ending in or with such month (disregarding the portion of the Tax Deferred Contributions for any Member which is in excess of 3% of the Member's Eligible Earnings) for such Payroll Period. Contributions pursuant to this subparagraph shall be made by the Employer to the Trustee in cash within a reasonable time after the end of the month to which such contributions relate and are subject to the limitations of paragraph 4.05(c)(ii) and paragraph 4.08.

         (b) The Employer shall contribute to the Trustee not later than September 15, 1999 an additional amount for each Member who was a participant in the H.J. Heinz Company SAVER Plan on October 3, 1999, is an Employee on December 31, 1999 and whose Eligible Earnings from the Employer and from the H.J. Heinz Company for the 1999 Plan Year exceed $15,000. Such additional amount shall be equal to the aggregate of the Member's Tax Deferred Contributions under Section 4.02 of the H.J. Heinz SAVER Plan for the 1999 Plan Year (disregarding the portion of such Tax Deferred Contributions in excess of 3% of the Member's Eligible Earnings from the H.J. Heinz Company for such Plan Year). Contributions pursuant to this subparagraph are subject to the limitations of paragraph 4.08 and shall be credited to the Member's Matching Account.

         (c) In addition, the Employer shall contribute from time to time such amounts as may be required for restoration of forfeitures pursuant to paragraph 5.06.

         (d) In addition, the Employer may in its discretion contribute from time to time such amounts which meet the requirements for "qualified nonelective contributions" under regulations pursuant to sections 401(k) and (m) of the Code as it shall determine to be appropriate to enable the Plan to satisfy the limitations of paragraphs 4.05 and/or 4.08.

4.07     ROLLOVER CONTRIBUTIONS.

         With the permission of the Committee and without regard to any limitations on contribution percentages for Highly Compensated Employees in paragraphs 4.05 and 4.08 or limitations on Annual Additions in paragraph 4.10, the Plan may receive from a Member or from another plan which is qualified under section 401(a) of the Code, any amount which qualifies as an Eligible Rollover Distribution or otherwise qualifies for rollover treatment under Code section 408(d)(3)(A)(ii), provided that the Member provides evidence satisfactory to the Committee that such amount so qualifies. Rollover contributions which are not directly transferred from another qualified plan must be paid to the Trustee on or before the 60th day after having been received by the Member. Direct transfers may be accomplished by wire transfer to the Trustee or by delivery to the Trustee of a check made out to the Plan or to the Trustee, as prescribed by the Committee.

4.08     LIMITATION BASED ON CONTRIBUTION PERCENTAGE.

         After application of the provisions of paragraph 4.05 above, the regular contribution percentage for Highly Compensated Employees shall be subject to the limitations of this paragraph 4.08.

         (a) The regular contribution percentage for Highly Compensated Employees who are Members or eligible to become Members or eligible to become Members shall not exceed the greater of (i) or (ii) below:

                  (i) The regular contribution percentage for all other eligible Employees multiplied by 1.25; (ii) The lesser of (A) or (B) below:

                           (A) the regular contribution percentage for all other eligible Employees, multiplied by 2.0;

                           (B) the regular contribution percentage for all other eligible Employees increased by two percentage points

                  (or such lesser amount as may be applicable pursuant to paragraph 4.12).

         (b) For purposes of this paragraph 4.08, the regular contribution percentage for a specified group of eligible Employees for a Plan Year shall be the average (calculated to the nearest hundredth of a percentage point) of the ratios (calculated separately to the nearest hundredth of a percentage point for each Employee in the group) of:

                  (i) The sum of the amounts allocable under paragraph 4.09 to the Employee's Matching Account for that Plan Year (plus Qualified Nonelective Contributions, if applicable), to
                  (ii) The Employee's Compensation for the Plan Year, taking into account for this purpose only the portion of the Plan Year after the Employee has become eligible for the Plan.

         (c) In the event the Committee determines that the limitation under subparagraph (a) of this paragraph 4.08 would be exceeded in any Plan Year, the following provisions shall apply:

                  (i) With respect to any Plan Year in which Matching Contributions made on behalf of Members who are Highly Compensated Employees exceed the applicable limit set forth in this paragraph 4.08, the Committee may reduce the amount of excess Matching Contributions made on behalf of such Highly Compensated Employees as described. Any distribution of the excess Matching Contributions for any Plan Year shall be made to the Highly Compensated Employee on the basis of the Highly Compensated Employee who had the greatest dollar amount of Matching Contributions on behalf of such Highly Compensated Employee to the extent necessary to satisfy the actual contribution percentage test. This process shall be repeated until the actual contribution percentage test is satisfied, in accordance with applicable legal guidance.

                  (ii) Any contributions allocable to the Matching Contributions subject to reduction under this paragraph ("excess aggregate contributions"), together with income attributable to the excess aggregate contributions, shall be reduced as follows:

                           (A) Such reduction amounts shall be applied by paying to the Member a part of the amount allocable to the Matching Account which equals the balance of the excess aggregate contributions.

                           (B)      Any repayment of excess aggregate
                                    contributions shall be made before the close of the Plan Year following the Plan Year for which those contributions were made; to the extent practicable any repayment shall be made within 2 1/2 months of the close of the Plan Year in which the contributions were made.

                           (C) The amount of income attributable to the excess aggregate contributions shall be determined by any reasonable method consistent with regulations pursuant to section 401(m) of the Code.

         (d) The limitations and other provisions of this paragraph shall be applied separately with respect to Members who are Employees of Weight Watchers International and its Affiliates and to Members who are Employees of WeightWatchers.com and its Affiliates.

4.09     ALLOCATION TO MEMBER ACCOUNTS.

         Allocations shall be made to the Accounts of Members in accordance with this paragraph 4.09, subject to the limitations on Annual Additions set forth in paragraph 4.10.

         (a) Profit Sharing Contributions and contributions made pursuant to paragraph 4.06(b) on behalf of each Member pursuant to paragraph 4.01 shall be allocated to the Profit Sharing Contribution Account of such Member.

         (b) Tax Deferred Contributions pursuant to a Member's election under paragraph 4.02 shall be allocated to the Tax Deferred Account of each Member on whose behalf such contribution is made, subject to the limitations on Tax Deferred Contributions in paragraphs 4.02 and 4.05 and the aggregate limit on Tax Deferred Contributions and Matching Contributions specified in paragraph 4.12.

         (c) Contributions that are made pursuant to paragraph 4.06(a) shall be allocated to the Matching Account of each Member in an amount equal to 100% of the Tax Deferred Contributions (not in excess of 3% of the Member's Eligible Earnings (up to the Compensation Limit)) under paragraph 4.02 on behalf of each Member for the month for which such contribution is made.

         (d) Contributions pursuant to paragraph 4.06(d) shall be allocated among the Tax Deferred Accounts of such Members in such proportions as the Committee prescribes at the time of authorization of such contributions or, if no allocation method is prescribed, in equal amounts among the Tax Deferred Accounts of Members other than Highly Compensated Employees.

4.10     MAXIMUM ANNUAL ADDITIONS.

         (a) The Annual Additions made by or on behalf of and allocated to any Member for any Plan Year to this Plan and any other defined contribution plan which is qualified under section 401(a) of the Code and which is maintained by the Employer or any Affiliate shall not be greater than an amount equal to the lesser of (i) and (ii):

                  (i) 25% of the Member's Compensation for such Plan Year (determined without regard to the last sentence of paragraph 2.13).

                  (ii)     $30,000.

                  As of January 1 of each calendar year on and after the date the dollar limitation under section 415 of the Code for defined benefit plans reaches $120,000, the dollar limitation set forth above for each such year shall be adjusted to 25% of the defined benefit plan dollar limitation and shall become effective as the maximum permissible dollar limitation for that calendar year, in lieu of the $30,000 limitation set forth above.

         (b) In the case of a Member who is totally and permanently disabled (within the meaning of section 22(e)(3) of the Code), Compensation for a Plan Year for purposes of this paragraph
                 4.10 shall be deemed to be the amount which the Member would have received for such Plan Year if he was paid at the rate of compensation in effect immediately before becoming totally and permanently disabled.

         (c) In order to prevent excess Annual Additions, the Committee shall limit contributions and/or allocations to a Member's Accounts in the following order of priority:

                  (i)      Tax Deferred Contributions;

                  (ii)     Profit Sharing Contributions.

         (d) If, as a result of a reasonable error in estimating a Member's Compensation or in determining the amount of Tax Deferred Contributions that may be made with respect to a Member, or other circumstances permitted pursuant to regulations under the Code, amounts are contributed with respect to a calendar year by or on behalf of a Member in excess of the amount that can be allocated under subparagraph (a), such excess shall be subject to the following rules:

                  (i) Contributions in excess of the limitations shall be distributed to the Member to the extent consisting of Tax Deferred Contributions;

                  (ii) Any remaining excess amounts, which shall be chargeable first against Profit Sharing Contributions on behalf of a Member and thereafter against Matching Contributions, may be allocated to a suspense account and used to reduce contributions on behalf of the Member in the next calendar year (and treated as Annual Additions in such next year) if the Member is entitled to an allocation of contributions in such next year or, in the direction of the Committee, may be applied to reduce subsequent contributions by the Employer for the current calendar year and allocated and reallocated to the Accounts of other Members for the current calendar year, provided that if such allocation and reallocation should cause the Accounts of all Members to exceed the limitations of this paragraph 4.10 the excess shall be credited to a suspense account and allocated to Member Accounts for succeeding calendar years before any further contributions are made under the plan.

4.11     PARTICIPATION IN OTHER PLANS.

         If any Highly Compensated Employee is a participant in another qualified plan of the Employer or an Affiliate under which deferred cash contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes participant contributions, in applying the limitations of paragraphs 4.05, 4.08 and 4.12 the Committee shall implement rules, which shall be uniformly applicable to all Employees similarly situated, to take into account all such contributions under all such plans to the extent required by Code sections 401(k) and (m).

4.12     AGGREGATE LIMIT.

         In no event shall the sum of the actual deferral percentage of the group of eligible Highly Compensated Employees and regular contribution percentage of such group, after applying the provisions of paragraphs
         4.05 and 4.08, exceed the "aggregate limit" as such term is defined in regulations and rulings implementing section 401(m)(9) of the Code. In the event the aggregate limit is exceeded for any Plan Year, the contribution percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in paragraph 4.08.

4.13     RETURN OF CONTRIBUTIONS.

         A contribution made by the Employer under a mistake of fact shall be returned to the Employer upon its written request within one year after the contribution was made. Contributions by the Employer are conditional on deductibility under the Code and accordingly any contribution for which a deduction is disallowed shall be returned to the Employer upon its written request within one year of disallowance. Contributions returned to the Employer pursuant to this subparagraph shall be without earnings thereon but shall be reduced for any investment losses.

                       ARTICLE V: ELIGIBILITY FOR BENEFITS

5.01     VESTING.

         A Member's interest in the Profit Sharing Contribution Account and Matching Account shall be fully vested when the Member's aggregate Service totals at least 5 years or, if earlier, upon the Member's attainment of age 65, death, disability or Discharge without Cause by the Employer. The value of the Member's Tax Deferred Account, After Tax Account and Rollover Account will be fully vested at all times.

5.02     RETIREMENT.

         A Member may elect Retirement on the first day of the month coincident with or next following the date on which he attains age 55 or the first day of any subsequent month by application in accordance with procedures prescribed by the Committee specifying a desired date of Retirement not less than 30 nor more than 90 days following the date such application is made. The date of commencement of benefits shall be either the date so specified or on the first day of the calendar month next following, as the Committee shall determine.

5.03     DEATH.

         Upon the death of a Member, his Accounts shall be distributable to his Beneficiary in accordance with the provisions of Article VIII.

5.04     DISABILITY.

         In the event of a Member's Disability, his After Tax Account, Tax Deferred Account and Matching Account shall be distributable in accordance with the provisions of Article VIII.

5.05     DISCHARGE WITHOUT CAUSE.

         Upon a Member's Discharge without Cause, his Accounts shall be distributable in accordance with the provisions of Article VIII.

5.06     OTHER TERMINATION OF EMPLOYMENT.

         In the case of termination of employment of a Member for any reason other than Retirement, death, Disability or Discharge without Cause by the Employer, the Member's vested Accounts as described in paragraph
         5.01 shall be distributable in accordance with the provisions of
         Article VIII.

         (a) Such a Member shall forfeit his non-vested interest in the Matching Account and Profit Sharing Contribution Account upon the payment of his Account or when he incurs a 5 year Break in Service, if later, subject to the rules in subparagraphs (b) and (c) below.

         (b) If such a Member forfeits an amount to the credit of his Profit Sharing Contribution Account before he has a period of Break in Service of 5 years, such amount shall be restored to his Profit Sharing Contribution Account provided he is reemployed by the Employer or an Affiliate before the occurrence of a Break in Service of 5 years.

         (c) If such a Member forfeits an amount to the credit of his Matching Account before he has a period of Break in Service of 5 years, such amount shall be restored to his Matching Account, provided (i) he is reemployed by the Employer or an Affiliate and (ii) after resumption of employment he repays to the Trust Fund an amount equal to the full amount, if any, distributed to him from the Trust Fund as a result of his termination of employment. Any repayment under this paragraph must be made in a lump sum before the earlier of 5 years after the date he is reemployed or the occurrence of a Break in Service of 5 years.

5.07     APPLICATION OF FORFEITURES.

         Forfeitures under paragraph 5.06(a) shall be applied as provided in this paragraph.

         (a) Any portion of the Profit Sharing Contribution Account forfeited during a Plan Year in accordance with paragraph 5.06(a) shall be used as required to make restorations required by paragraph 5.06(b) to Members' Profit Sharing Contribution Accounts for such Plan Year, to defray Plan administrative expenses, or to reduce subsequent Employer contributions under paragraphs 4.01 and/or 4.06.

          (b) Any portion of the Matching Account forfeited during a Plan Year in accordance with paragraph 5.06(a) shall be used as required to make restorations required by paragraph 5.06(c) to Members' Matching Accounts for such Plan Year, to defray Plan administrative expenses, or to reduce subsequent Employer contributions under paragraphs 4.01 and/or 4.06.

                             ARTICLE VI: WITHDRAWALS

6.01     IN GENERAL.

         Except as provided in paragraph 10.07 in the case of a Qualified Domestic Relations Order, withdrawals may be made from a Member's Accounts before the occurrence of a distribution event described in paragraph 8.01 only as provided in this Article VI.

6.02     AFTER TAX ACCOUNT AND ROLLOVER ACCOUNT.

         A Member or the Beneficiary of a deceased Member may withdraw a specific dollar amount or the entire amount credited to the Member's After Tax Account and Rollover Account.

6.03     MATCHING ACCOUNT.

         A Member or the Beneficiary of a deceased Member may withdraw a specific dollar amount or the entire amount from the vested balance credited to the Member's Matching Account, provided that a Member may make such withdrawals only if:

         (a) the Member has at least 60 months of Continuous Membership, or

         (b) the withdrawal satisfies the "hardship" withdrawal rules of paragraph 6.06, or

         (c) the Member has attained age 59-1/2.

6.04     TAX DEFERRED ACCOUNT.

         A Member or the Beneficiary of a deceased Member may withdraw a specific dollar amount or the entire amount of the Member's Tax Deferred Account, provided that a Member may make such a withdrawal only if:

         (a) the withdrawal satisfies the "hardship" withdrawal rules of paragraph 6.06, or

         (b)     the Member has attained age 59-1/2.

         A withdrawal under this paragraph 6.04 shall not exceed (i) the amount credited to the Member's Tax Deferred Account under the H.J. Heinz Company Savings Plan as of December 31, 1988, (ii) increased by the Member's Tax Deferred Contributions under such plan after such date and decreased by the amounts, if any, withdrawn by the Member under paragraph 6.04 of such plan after such date, and (iii) decreased by any prior withdrawal by the Member under this paragraph 6.04. Except as provided in this paragraph 6.04, a Member shall not be permitted to withdraw any amount from his Tax Deferred Account prior to Retirement, Disability, death or other separation from Service.

6.05     PROFIT SHARING CONTRIBUTION ACCOUNT.

         Withdrawals from a Member's Profit Sharing Contribution Account are permitted only as provided in Article VIII.

6.06     HARDSHIP WITHDRAWAL.

         The Committee shall approve an application for a hardship withdrawal by a Member who otherwise qualifies for a hardship withdrawal under this
         Article VI if the application, made in such form as the Committee shall prescribe, satisfies subparagraphs (a) and (b) of this paragraph 6.06.

         (a) As a condition for a hardship withdrawal, the Member must seek a withdrawal on account of any of the following financial needs:

                  (i) medical expenses described in section 213(d) of the Code previously incurred by the Member, his spouse or any of his dependents (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code;

                  (ii) costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

                  (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education of the Member, his spouse or dependents (as defined in section 152 of the Code); or

                  (iv) payment of amounts necessary to prevent eviction of the Member from his principal residence or to avoid foreclosure on the mortgage of his principal residence.

         (b) As a condition for a hardship withdrawal, the requested withdrawal must be necessary to satisfy the financial need described in subparagraph (a). The Committee will make its determination of the necessity for the withdrawal solely on the basis of the application provided all of the following requirements are met:

                  (i) the distribution is not in excess of the amount of the immediate and heavy financial need specified according to subparagraph (a), plus any additional amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

                  (ii) the Member has obtained all distributions, other than distributions available only on account of hardship, and all nontaxable loans currently available under all plans of the Employer and Affiliates;

                  (iii) the hardship withdrawal will result in:

                           (A) suspension under this Plan and all other qualified and nonqualified plans of deferred compensation maintained by the Employer and Affiliates of the Member's elective deferrals and Employee contributions (other than mandatory contributions to a defined benefit plan) for at least 12 months after receipt of the distribution; and

                           (B) reduction of the limitation under section 402(g) of the Code under this Plan and all other plans of the Employer and Affiliates for the calendar year following the year in which the withdrawal is made by the Member's elective deferrals made in the calendar year of the distribution for hardship.

6.07     ADDITIONAL WITHDRAWAL RULES.

         The following rules shall apply to withdrawals under this Article VI:

         (a) No withdrawal may be made from a Member's Tax Deferred Account unless all amounts then available for withdrawal under paragraphs 6.02 and 6.03 have been withdrawn. No withdrawal may be made from a Member's Matching Account under paragraph
                  6.03 unless all amounts withdrawable under paragraph 6.02 have been withdrawn.

         (b) After there have been two withdrawals under this Article VI in any Plan Year, withdrawals shall be allowed only under the hardship rules of paragraph 6.06, with a maximum of two such hardship withdrawals for any Plan Year.

         (c)      Funds withdrawn pursuant to this Article VI may not be repaid.

         (d) Any withdrawal must be in an amount which is not less than $200 unless such withdrawal consists of the entire balance in the Account from which the withdrawal is being made.

         (e) Withdrawals may be in cash or stock of the H.J. Heinz Company as provided in paragraph 8.03.

         (f) Any amounts withdrawn shall be charged against the Investment Funds in proportion to the current balances of the Account in such Investment Funds.

         (g) No withdrawal may be made if such withdrawal would cause a violation of the maximum loan limitations prescribed pursuant to paragraph 9.09.

         (h) A withdrawal may include an election that a withdrawal which is an Eligible Rollover Distribution be transferred directly to an Eligible Retirement Plan in accordance with procedures described in paragraph 8.02(c).

         (i) The amount of any withdrawal paid to the recipient shall be the net amount after reduction for applicable tax withholding.

         (j) The effective date of a withdrawal shall be the first Valuation Date occurring after the withdrawal request is completed. The amount of the withdrawal shall be paid to the Member as soon as practicable after the effective date.

                              ARTICLE VII: ACCOUNTS

7.01     MEMBER ACCOUNTS.

         The Trustee or such other record keeper as the Committee may designate shall maintain in an equitable manner a separate Tax Deferred Account, Matching Account, After Tax Account, Profit Sharing Contribution Account and Rollover Account for each Member. Each separate Account shall be revalued at current market values not less frequently than monthly, and a separate record shall be kept of the share of each such separate Account in each Investment Fund of the Trust Fund. The Committee may instruct the Trustee or such other record keeper to maintain such additional Accounts and such subaccounts as it deems appropriate for administration of the Plan.

7.02     PERIODIC STATEMENTS.

         The Trustee or such other record keeper as the Committee shall designate shall furnish to each Member or Beneficiary annually or more frequently a statement setting forth the value of his Accounts.

                           ARTICLE VIII: DISTRIBUTIONS

8.01     IN GENERAL.

         Distribution of a Member's Accounts shall be in accordance with the Rules of this Article VIII.

         (a) Retirement. The Method of distribution to be made after Retirement may be elected by the Member in accordance with procedures prescribed by the Committee. The method of distribution shall be any one of the methods in paragraph
                  8.02. If no such election is made, the distribution shall be made pursuant to the method described in paragraph 8.02(a), subject to paragraph 8.02(c).

         (b) Death. Payments to a Beneficiary upon death of the Member shall be made pursuant to subparagraphs (a) or (b) of paragraph 8.02 as specified by election made during the Member's lifetime in accordance with procedures prescribed by the Committee, subject to the right of a Beneficiary who is the Member's Spouse to elect a direct transfer of an Eligible Rollover Distribution under paragraph 8.02(c). A Member may specify that a designated Beneficiary may elect to reduce an installment period previously elected by the Member under paragraph 8.02(b) or accelerate the lump sum payment in paragraph 8.02(a). If no specification of distribution method was made by the Member, distribution shall be made as elected by the Beneficiary. If no Member or Beneficiary election is made, distribution shall be made pursuant to the method described in paragraph 8.02(a), subject to paragraph 8.02(c).

         (c) Disability. In cases of Disability, payments from a Member's After Tax Account, Tax Deferred Account and Matching Account upon the Member's election made in accordance with procedures prescribed by the Committee. The provisions of paragraph 8.04(b) shall not apply while such a Member retains Employee status. Distribution pursuant to this paragraph may be pursuant to any one of the methods in paragraph 8.02 as specified by election of the Member in accordance with procedures prescribed by the Committee. If no such election is made, the distribution shall be made pursuant to the method described in paragraph 8.02(a), subject to paragraph 8.02(c).

         (d) Discharge without Cause. Payments to a Member because of Discharge without Cause shall be made pursuant to any one of the methods in paragraph 8.02. If no such election is made, the distribution shall be made pursuant to the method described in paragraph 8.02(a), subject to paragraph 8.02(c).

         (e) Other Termination of Employment. Payments to Members whose employment is terminated for reasons other than Retirement, death or Discharge without Cause shall be made pursuant to the method described in paragraph 8.02(a), subject to paragraph 8.02(c).

         (f) Required Beginning Date. A Member who has attained his "required beginning date" under section 401(a)(9) of the Code may make an election of the method of distribution in accordance with procedures prescribed by the Committee. The method of distribution shall be any one of the methods in paragraph 8.02. If no such election is made, the distribution shall be made pursuant to the method described in paragraph 8.02(a), subject to paragraph 8.02(c).

8.02     METHODS OF  DISTRIBUTION.

         Methods of distribution which may be available to a Member or Beneficiary pursuant to paragraph 8.01 are the following:

         (a)      A lump sum.

         (b) Installments, over a period which shall not exceed 30 years under such one of the following methods in subparagraph (i) or
                  (ii) as is elected by the Member or Beneficiary in writing to the Committee:

                  (i) Annual payments, the amounts of which are recalculated annually by dividing the current value of the Member's Accounts by the remaining number of unpaid installments; or

                  (ii) Annual payments, the amounts of which are calculated by dividing the current value of the Member's Accounts by the number of years over which installments are payable. If the amount of any annual installment so calculated is in excess of the balance to the credit of the Accounts, such balance shall be distributed and no further installments shall be made. Any surplus remaining in the Member's Accounts at the expiration of the period elected by him for receipt of installment payments shall be distributed with the last annual installment.

                  Notwithstanding the above, an installment arrangement must provide for payment over a period which meets the requirements of paragraph 8.04(e). A Member or Beneficiary may elect in writing to reduce an installment period previously elected.

         (c) A direct transfer to the trustee or other custodian of an Eligible Retirement Plan of all or a specified amount that part of the Member's Accounts distributable under subparagraph
                  (a) or (b) which is an Eligible Rollover Distribution, provided that to invoke this option:

                  (i) the Member or Beneficiary must specify, in accordance with procedures prescribed by the Committee, the Eligible Retirement Plan to which the distribution is to be paid;

                  (ii) the Member or Beneficiary must provide, in accordance with procedures prescribed by the Committee, adequate information regarding the designated Eligible Retirement Plan.

                  Reasonable reliance may be placed on such information concerning a designated Eligible Retirement Plan as is provided by the Member or Beneficiary and independent verification of such information is not required. Notwithstanding the foregoing, an Alternate Payee who is not the Member's Spouse or former Spouse or a Beneficiary who is not the Member's Spouse may not elect a direct transfer and a Spouse may elect a direct transfer only to an Eligible Retirement Plan which is an individual retirement account.

8.03     MEDIUM OF PAYMENT.

         Payments from the Funds will normally be made in cash; however, at the request of the Member or Beneficiary, payment from the Member's Stock Fund may be made in full shares of stock of the H.J. Heinz Company and cash in lieu of fractional shares.

8.04     TIMING OF DISTRIBUTIONS.

         Any provision herein to the contrary notwithstanding, all distributions pursuant to paragraph 8.01 must meet the following rules:

         (a) If the value of a Member's Accounts exceeds $5,000, distribution shall not be made or commence before the later of:

                  (i)      the Member's termination of employment, or

                  (ii)     his attainment of age 70-1/2,
                  unless the Member (or the Beneficiary of a deceased Member) consents to earlier payment.

         (b) If the value of the Member's Account is less than $5,000, a distribution shall be made as soon as is practicable after termination of employment.

         (c) Distribution of a Member's Accounts shall be made or shall commence, unless the Member elects otherwise, not later than 60 days after the later of:

                  (i) the end of the Plan Year in which the Member attains age 65, or

                  (ii) the end of the Plan Year in which the Member's Retirement occurs.

         (d) In the event that a Member ceases to be an Employee because of the disposition by the Employer of substantially all of the assets of a trade or business or the sale of a subsidiary but continues employment with the successor employer, no distribution shall be made with respect to the Tax Deferred Account of an affected member unless the applicable requirements of section (k)(2)(B) and section 401(k)(10) of the Code are met.

         (e) An installment arrangement under paragraph 8.02(b) must provide for payment over an installment period which does not exceed the life expectancy of the last survivor of the Member and his Beneficiary or if the Member is deceased, the life expectancy of the Beneficiary, with the amount of installments to be calculated in a manner which complies with the requirements of section 401(a)(9) of the Code (including the incidental benefit requirements of Code section 401(a)(9)(G)), and regulations thereunder, which shall override any provision of this Plan inconsistent therewith. In the event of the death of the Member who is receiving installment payments under paragraph 8.02(b) as of his date of death, the benefits shall be distributed at least as rapidly as under the method of payment selected by the Member. No benefit option selected by a Beneficiary shall defer the commencement of distribution beyond one year after the Member's date of death or, if the Beneficiary is the Member's spouse, the April 1 of the calendar year following the calendar year in which the Member would have attained age 70-1/2.

8.05     VALUATION.

         Valuation of Accounts for purposes of distribution to or on behalf of a Member or Beneficiary shall be made as of the effective date of each payment or transfer. For purposes of the preceding sentence:

         (a) the effective date of an immediate distribution of an Account of $5,000 or less pursuant to paragraph 8.04(b) shall be the first Valuation Date occurring after the Committee receives notice of termination of employment; and

         (b) the effective date of any distribution with respect to which the consent of a Member or Beneficiary is required shall be the first Valuation Date occurring after the Committee receives the distribution election in accordance with procedures prescribed by the Committee.

8.06     WRITTEN EXPLANATION.

         Within a reasonable time before a distribution is made from the Plan, the recipient shall, in accordance with procedures prescribed the Committee, be provided with a written explanation of:

         (a) the provisions under which the recipient may have the distribution directly transferred to another Eligible Retirement Plan;

         (b) the provision which requires the withholding of tax on Eligible Rollover Distributions which are not directly transferred to another Eligible Retirement Plan;

         (c) the provisions under which an Eligible Rollover Distribution will not be subject to tax if transferred to an Eligible Retirement Plan within 60 days after receipt; and

         (d) the provisions concerning taxation of lump sum distributions and distributions of employer securities.

                             ARTICLE IX: TRUST FUND

9.01     TRUSTEE AND TRUST AGREEMENT.

         The Board of Directors shall select one or more organizations or individuals to serve as Trustee and the Employer shall enter into one or more agreements of trust providing for the administration of the Trust Fund in such form and containing such provisions as the Employer deems appropriate, including, but not by way of limitation, provisions with respect to the powers and authority of the Trustee and the authority of the Employer to amend or terminate the Trust Agreement or to change the Trustee and to settle the accounts of the Trustee on behalf of all persons having an interest in the Trust Fund. The principal or the income of the Trust Fund shall not be used for any purpose other than for the exclusive benefit of Members and Beneficiaries or to meet the necessary expenses of the Plan.

9.02     EXPENSES.

         Brokerage fees, commissions, taxes and expenses incident to the income or assets of the Trust or the purchase or sale of securities by the Trustee shall be deemed to be a charge against such income or assets, or part of the cost of such securities or a deduction in computing the proceeds therefrom, as the case may be. All other expenses of the Plan, including record keeping fees, administrative charges, professional fees, Trustee fees, and expenses and transfer taxes on distribution of shares of stock, may be paid by the Trustee from the assets of the Trust Fund unless paid by the Employer.

9.03     INVESTMENT FUNDS.

         One or more Investment Funds, as selected by the Investment Committee appointed pursuant to paragraph 10.05, shall be established for the investment and reinvestment of contributions made on behalf of or by Members of the Plan.

         (a) Investment Funds selected by the Investment Committee may include, but shall not be limited to, accounts or contracts with insurance companies and accounts with banks, trust companies, mutual funds, investment companies, other equity funds managed by investment managers as defined under section 3(38) of ERISA or by the Investment Committee or a common trust fund operated by the Trustee of the Plan; provided, however, one of the Funds established shall be a Stock Fund. Any Investment Fund selected by the Investment Committee shall be communicated to Members and Beneficiaries in a timely fashion.

         (b) The Plan adopts and includes the provisions of any group or common trust fund in which the Plan's Trust participates, but only as long as such group or common trust fund remains qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code in accordance with Revenue Ruling 81-100.

         (c) The Trustee shall reinvest in each of the above Funds the dividends, interest and other distributions received on the assets held by the Trustee in the respective Funds. The Trustee may keep such amounts of cash and short-term investments as it shall deem necessary or advisable to maintain as a part of such Funds.

9.04     INVESTMENT ELECTIONS BY MEMBERS.

         Upon enrollment (or as soon as practicable thereafter) a Member shall elect that amounts allocated to his Account be invested entirely in one of the available Funds established pursuant to paragraph 9.03 or in any or all of such Funds in multiples of [1%]. Each Member shall assume all investment risks connected with the assets held by the Trustee for his Accounts (other than his Matching Account) and is solely responsible for the selection of his investment options. The Trustee, the Investment Committee, the Committee, the Employer, and the officers, supervisors and other employees of the Employer are not empowered to advise a Member as to the manner in which such Accounts shall be invested. The fact that an Investment Fund is available to Members for investment under the Plan shall not be construed as a recommendation for investment in that Investment Fund. In default of any election by a Member, his undirected Accounts shall be invested in such Fund or Funds as the Investment Committee may direct.

9.05     INVESTMENT ELECTION CHANGES.

         The Committee shall establish procedures whereby a Member may elect to change the investment of future additions to his Account to any combination of selections permitted under paragraph 9.04. Such procedures may provide that an election in effect at the end of any calendar month shall apply to all additions for such month, whether received by the Trustee before or after the end of such month.

9.06     REALLOCATION AMONG FUNDS.

         The Committee shall establish procedures whereby a Member, an inactive or Retired Member or the Beneficiary of a deceased Member may elect to reallocate among the Investment Funds in multiples of 1% the investment of his existing Tax Deferred Account, After Tax Account, Rollover Account and Profit Sharing Contribution Account.

9.07     TRANSFERRED AMOUNTS.

         Amounts allocated to a Member's Account as amounts transferred on behalf of the Member from the Heinz Employee Retirement and Savings Plan, to the extent not consisting of shares of stock of the H.J. Heinz Company, shall be invested entirely in one of the available Funds or in any or all such available Funds as the Member shall elect pursuant to paragraph 9.04. Shares of stock of the H.J. Heinz Company allocated to a Member's Account with respect to such transfer shall be allocated to a separate account for the Member and, as the Member shall so elect with respect to any and all such shares of stock, shall be sold from such separate account and the proceeds of such sale or sales shall be invested entirely in one of the available Funds or in any or all such available Funds as the Member shall elect pursuant to paragraph 9.04; provided, however, that any such shares of stock remaining in such separate account on December 31, 2000 shall be sold from such separate account and the proceeds of such sale invested in the available Fund or Funds in the same proportion as amounts described in paragraph 9.04 are invested in such Funds or Funds.

9.08     INTERIM INVESTMENT FUND.

         All amounts allocated to a Member's Account, other than shares of stock of the H.J. Heinz Company described in paragraph 9.07, shall, prior to the establishment of Investment Funds as described in paragraph 9.03, be invested as the Investment Committee shall direct.

9.09     MEMBER LOANS.

         Loans shall be made available to any Member who is an Employee, in accordance with the following provisions of this paragraph 9.09.

         (a) Loans shall be made available to all Members on a reasonably equivalent and nondiscriminatory basis and in accordance with section 408(b)(1) of ERISA and regulations promulgated thereunder. The Committee may suspend at any time authorization for future loans to Members but no such suspension shall affect any loan then outstanding.

         (b) Upon the application of a Member who is an Employee, the Committee or its delegate shall instruct the Trustee to make a loan to such Member first from his Tax Deferred Account (if any), and then, if necessary, from his Matching Account (if any), and then, if necessary, from his Rollover Account (if any), and then, if necessary, from his After Tax-Contributions (if any) and provided that such loan meets the requirements of paragraph 9.10. The promissory note executed pursuant to paragraph 9.10(f) shall be held in trust by the Trustee as a Trust asset and allocated solely to the borrower's Accounts, and the value of such promissory note shall be considered to be the outstanding unpaid balance of the note including any accrued interest. No loan shall be made until the Member has completed the appropriate form (whether in one or more separate documents or by undertaking any alternative procedures prescribed by the Committee) and submitted (or otherwise communicated) to the Committee or its delegate such information as deemed appropriate, which shall include, among other items, the Member's promise to repay to the Trustee, as payee, the full amount, the loan term, the repayment schedule, the Member's authorization and direction that the Employer shall withhold each Payroll Period and remit to the Trustee the appropriate installment amounts, and such other terms and conditions as are consistent with this paragraph and paragraph
                  9.10. If the loan is approved, the Trustee shall have a conditional security interest in the Member's Accounts to the Trustee as security for repayment of the loan. The Committee or its delegate shall inform a Member in writing within a reasonable time of the approval or denial (and the reason(s) for denial) of a loan request.

         (c) No more than one (1) loan made to a Member may be outstanding at any time.

         (d) If a Member obtains a loan under this paragraph 9.09, his status as a Member and rights with respect to Plan benefits are not affected, except to the extent that the Member has assigned interests in the Accounts pursuant to this paragraph and paragraph 9.10.

9.10     LOAN REQUIREMENTS.

         A loan pursuant shall meet all of the following requirements:

         (a) Minimum Amount. A loan must be in an amount not less than one thousand dollars ($1,000).

         (b)      Maximum Amount. A loan shall not exceed the least of:

                  (i) 50% of the value of the Member's vested interest in the Member's Account balance.

                  (ii) 100% of the value of the Member's Tax Deferred Account, Matching Account, Rollover Account and After Tax Account, and

                  (iii) $50,000 reduced by the greater of the unpaid balance (if any) of any other loan from the Plan to the Member on the date the loan is made or the highest outstanding balance of loans (if any) from the Plan to the Member during the one-year period ending on the day before the date the loan is made.

         (c) Valuation. The value of a Member's Accounts shall be determined as of the last valuation completed immediately prior to the date on which the Member's loan request is received (or, if the Committee or its delegate shall so direct, any later Valuation Date prior to the distribution of funds. If any unpaid balance is required to be taken into account under clause (iii), such unpaid balance shall also be taken into account as included in the Member's Account balance under clause (ii).

         (d) Interest and Amortization. A loan shall bear interest that is fixed for the term of the loan, and shall provide for substantially level amortization (within the meaning of section 72(p)(2)(C) of the Code) with payments made through payroll deductions during any period that the Member receives pay for employment by the Employer and otherwise with payments made monthly by the Member's personal check. The rate of interest for loans shall be set for each calendar quarter to apply to all loans made in such quarter. The rate of interest set for a calendar quarter shall be equal to 1% plus the published prime interest rate of a bank selected by the Committee as that rate is published on the tenth business day preceding the end of the preceding quarter; provided, however, that the Committee may direct that the interest rate be changed more frequently than quarterly by reference to such prime rate as published on any date that is not more than 10 days prior to the date such change is first effective. If the rate of interest set pursuant to the preceding sentence exceeds the highest rate which may legally be charged under applicable law, no loans may be made to any Member, notwithstanding any other provision in this paragraph 9.10 to the contrary.

         (e) Repayment Term. The principal amount of a loan must be payable no later than the earlier of the following dates:

                  (i) The expiration of a 5 year term, except for a loan used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Member, which may be for any longer term of whole years not in excess of 15 years.

                  (ii) The date on which distribution of the Member's Accounts is made or otherwise commences following the Member's Severance from Service Date.

                  Notwithstanding the foregoing, a Member shall have the right to prepay the full outstanding balance of such loan without penalty, at any time.

         (f) Promissory Note. A loan shall be evidenced by a promissory note executed by the Member. Such note shall provide that if the Member receives pay for employment by an Employer, the loan is to be paid by regular deductions from his pay in each pay period in which the loan is outstanding and that if the Member is not receiving pay for employment by an Employer, the loan is to be paid monthly by a Certified or Bank Check. The promissory note shall also contain such other terms as the Committee or its delegate shall in its sole discretion determine.

         (g) Written Agreement. A loan shall be made pursuant to a loan agreement executed by the Member and the Trustee (directly, or acting through the Committee or its delegate), on a form containing such terms and provisions as the Committee or its delegate shall determine.

         (h) Loan Expenses. Any fees, taxes, charges or other expenses (including without limitation any asset liquidation charge or similar extraordinary expense) incurred in connection with a loan shall be paid or charged against the Accounts of the Member from which the loan is made unless otherwise determined by the Committee.

         (i) Allocation Among Investment Funds. A loan shall be allocated on a pro rata or substantially pro rata basis among the Investment Funds in which the Member's Tax Deferred Account, Matching Account, Rollover Account, and After Tax Account (whichever was the source for the loan) is invested.

         (j) Repayment. The total amount of principal and interest payments on a Member's loan shall be allocated to the Member's Accounts out of which the loan was funded, in the following order: (1) After Tax Contributions; (2) Rollover Account; (3) Matching Account, (4) Tax Deferred Account. Such payments shall be allocated to such Investment Funds as the Member shall have designated under paragraph 9.04.

         (k) Disposition of Loan Upon Certain Events. Subject to the provision of paragraph 9.10(d) authorizing prepayment of a loan, in the event of the death of a Member before the Member repays all outstanding loans, the Trustee shall reduce the value of the Member's Accounts by the amount of the Member's outstanding loan before making a distribution to the Member or his beneficiary.

         (l) Default. A loan shall be in default if a scheduled payment of principal or interest is not received by the Committee or its delegate within 90 days following the scheduled payment date. Upon such default, the outstanding principal amount and accrued interest of the loan shall become immediately due and payable, and the Committee or its delegate may direct the Trustee to execute upon the Plan's security interest in the Member's Accounts to satisfy the debt; provided, however, that the execution shall not occur until such time as the Member's Accounts could be distributed to the Member consistent with the requirements for qualification of the Plan under section 401(k)
                  of the Code. The Committee or its delegate may take any other action he deems appropriate to obtain payment of the outstanding amount of principal and accrued interest, which may include accepting payments of principal and interest that were not made on schedule and permitting the loan to remain outstanding under its original payment schedule.

                            ARTICLE X: ADMINISTRATION

10.01    THE COMMITTEE.

         The general administration and responsibility for carrying out the provisions of the Plan shall be placed with the Committee. The members of the Committee may be eligible to participate in the Plan. The Committee shall have complete control of the administration of the Plan with all powers to enable it to carry out its duties in that respect, subject at all times to the limitations and conditions specified in or imposed by the Plan.

10.02    POWERS.

         In addition to any implied powers needed to carry out the provisions of the Plan, the Committee shall have the following specific powers:

         (a) To make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan, including procedures for enrollment, investment elections, withdrawals and distributions, and to design written forms or other documents to implement such rules, regulations and procedures.

         (b) To interpret the Plan and to decide any and all matters arising hereunder, including the right to remedy possible ambiguities, inconsistencies or omissions.

         (c) To determine the amount of benefits that shall be payable to a Member or Beneficiary in accordance with the provisions of the Plan.

         (d) To authorize disbursements from the Trust Fund and the payment of monies or property, or both, therefrom to a Member or Beneficiary and others; and to arrange for withholding and remittance of such withholding taxes as are required under the Code.

         (e) To authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf; to retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as it may require in carrying out the provisions of the Plan; and to allocate among or delegate to other persons all or such portion of its duties hereunder, other than those granted to the Trustee under the Trust Agreement adopted for use in implementing the Plan, as the Committee in its sole discretion shall decide.

         (f) To determine benefit eligibility under this Plan, to interpret Plan provisions and to take any action necessary to execute the provisions of the Plan, and all such authority shall be exercised in a manner consistent with the provisions of the Plan.

         All interpretations, determinations and decisions of the Committee in respect of any matter hereunder shall be final, conclusive and binding upon the Employees, Members and Beneficiaries and all other persons claiming an interest under the Plan.

10.03    QUORUM AND COMMITTEE ACTIONS.

         A majority of the members of the Committee shall have the power to act with or without a meeting and the concurrence of any member may be by letter, wire, cablegram, fax or telephone.

10.04    INSUFFICIENT INFORMATION.

         In the event the Employer does not provide sufficient information to the Committee concerning any aspect of the Plan's operation, including but not limited to the amount of a Member's contributions, investment elections or other transactions involving a Member's Account, to enable the Plan to accurately complete valuations or process transactions in the normal course of operations, the Committee may take such action as it deems necessary pursuant to this paragraph.

         (a) The Committee action may include, but shall not be limited to, temporarily suspending transactions by Members employed by the Employer with respect to their Accounts under the Plan and treating the Plan contributions from the Employer as if such contributions were made by one person and allocating such contributions to the appropriate Funds under the Plan in accordance with the instructions of the Employer.

         (b) In the absence of such investment election information such contributions shall be invested in such Fund or Funds as the Investment Committee may direct.

         (c) In the event sufficient information is subsequently provided to enable the Plan to resolve the above described situation within a reasonable period of time, the amounts involved will be allocated properly to the Accounts of the affected Members subject to the Plan provisions.

         (d) If sufficient information is not provided to enable the Plan to resolve the above described situation within a reasonable period of time, the Committee shall cause the Accounts of the Members employed by such Employer to be spun off in accordance with Code section 414(1) into a separate plan for which the Employer will assume all responsibility.

         (e) Any additional administrative expenses incurred by the Plan due to the occurrence of the events described above shall be paid to the Plan by the responsible Employer. The payment of such expenses shall be due and payable upon receipt by such Employer of a written notice from the Committee of the amount of such additional administrative expenses. In addition, if an Employer fails to provide sufficient information to the Plan concerning any aspect of its operations and such failure causes an error in the Plan's operations, including, but not limited to, inaccuracies involving transactions, such Employer shall pay to the Plan, as an additional administrative expense, the amount necessary to rectify such error. The payment of such expense shall be due and payable upon receipt by the Employer of a written notice from the Committee of the amount of such expense.

10.05    INVESTMENT COMMITTEE.

         The Board of Directors shall appoint an Investment Committee which shall consist of three or more members who shall serve at the pleasure of the Board. To the extent not otherwise limited by the provisions of the trust instrument or this Plan, for the purpose of carrying out its duties and responsibilities, the members of the Investment Committee may direct the Trustee in the management of the assets of the Plan; may appoint one or more investment managers to direct the Trustee in the management of the assets of the Plan; may establish procedures to evaluate the investment performance of the Funds of the Plan and its asset managers; and may allocate among themselves or delegate to other persons all or such portion of their duties hereunder, as they, in their sole discretion shall decide.

10.06    LIABILITY INSURANCE AND INDEMNIFICATION.

         The Employer shall obtain insurance or indemnify the members of the Committee and the Investment Committee for any and all liability, whether joint or several, for their acts and conduct, or the acts or conduct of their agents, in their official capacity, to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision.

10.07    QUALIFIED DOMESTIC RELATIONS ORDERS.

         The Committee shall establish reasonable written procedures consistent with the requirements of section 206(d)(3) of ERISA for determining whether a domestic relations order is a Qualified Domestic Relations Order and to administer any Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan, a Qualified Domestic Relations Order may provide that a lump sum payment (or, if otherwise permitted, a direct transfer of a lump sum amount) of the portion of a Member's Accounts assigned to an Alternate Payee shall be made as soon as administratively feasible whether or not the Member is entitled to a withdrawal or distribution at such time.

10.08    FIDUCIARY STANDARD.

         The members of the Committee and the Investment Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct in a similar situation.

10.09    FACILITY OF PAYMENT.

         Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit or to apply the payment for the benefit of such person in such manner as it considers advisable.

10.10    VALUATION DATES.

         The Committee shall establish procedures for determining the Valuation Dates which shall apply for withdrawals, distributions or other relevant purposes. Valuation Dates need not be the same for all purposes.

                 ARTICLE XI: AMENDMENT, TERMINATION, AND MERGER

11.01    RIGHT TO TERMINATE OR AMEND.

         The Board of Directors reserves the right to terminate, modify, alter or amend this Plan or any Trust Agreement hereunder from time to time to any extent that it may deem advisable including, but not without limiting the generality of the foregoing, any amendment deemed necessary to ensure the continued qualification of the Plan under section 401(a) and section 401(k) Code, or the appropriate provisions of any subsequent revenue law or any other applicable laws regulating employee plans. No such amendment shall increase the dues or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust Fund to purposes other than for the exclusive benefit of Members and Beneficiaries. A modification or amendment of the Plan may affect present as well as future Members and Beneficiaries but may retroactively reduce the Accounts of any Member or Beneficiary.

11.02    TERMINATION PROCEDURES.

         In the event of termination or partial termination of the Plan or the complete discontinuance of Employer contributions, the Accounts of affected Members shall be fully vested and the Trustee shall:

         (a) pay any and all expenses chargeable against the Trust Fund;

         (b)      determine from the Committee the balance in each Member's
                  Account;

         (c)      as directed by the Committee, either:

                  (i) distribute the balance in the affected Members' Accounts in the manner prescribed in Article VIII, provided that no distribution shall be made with respect to the Tax Deferred Account of an effected Member unless the applicable requirements of section 401(k)(2)(B) and 401(k)(10) of the Code are met; or

                  (ii) continue to maintain the Trust Fund and Plan to pay benefits in accordance with the provisions of Article VIII, except that no Employee shall become a Member on or after the effective date of such termination.

                  In making any distributions after termination of the Plan, any and all determinations, divisions, appraisals, apportionments and allotments determined by the Committee shall be final and conclusive. If, after all liabilities of the Plan to Members and Beneficiaries have been satisfied or provided for, any assets remain unallocated in the suspense account provided for in paragraph 4.10(d)(ii), then such assets shall be distributed to the Employer.

11.03    MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS.

         In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Member, former Member and Beneficiary on the date thereof would, if the Plan were then terminated, receive a benefit immediately after the merger, consolidation or transfer that would be equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan had then been terminated.

                         ARTICLE XII: GENERAL PROVISIONS

12.01    UNIFORM ADMINISTRATION.

         Whenever the administration of the Plan requires any action by the Employer, the Committee or any member thereof, including action with respect to eligibility or classification of Employees or contributions or benefits, such action shall be uniform in nature, shall apply to all persons similarly situated and shall not discriminate in favor of any Employee.

12.02    SOURCE OF PAYMENT.

         Benefits under this Plan shall be payable only out of the Trust Fund. Neither the Employer, the Board of Directors or any members thereof, nor the Committee or any member thereof shall have any legal obligation, responsibility or liability to make any direct payment of benefits accrued under the Plan. Neither the Employer, the Trustee, the Board of Directors or any member thereof, nor the Committee or any member thereof guarantees the Trust Fund against any loss or depreciation or guarantees the payment of any benefit hereunder.

12.03    NO RIGHT TO EMPLOYMENT.

         Nothing herein contained shall be deemed to give any Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge him at any time.

12.04    BENEFITS NOT ASSIGNABLE.

         Except (a) as provided in a Qualified Domestic Relations Order or (b) in the case of loans in effect before January 1, 1990 in accordance with paragraph 9.09, no right or interest of any Member or Beneficiary in the Plan, or in the Accounts, shall be assignable or transferable, or subject to any lien, in whole or in part, either directly or by operation of law, or otherwise including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no right or interest of any Member of Beneficiary in the Plan or in the Accounts shall be liable for, or be subject to, any obligation or liability of such Member or Beneficiary.

12.05    LAWS APPLICABLE.

         Subject to the provisions of ERISA, the Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

12.06    ELECTION PROCEDURES.

         Any elections, designations, withdrawals, authorizations and other actions taken by Employees, Members, or Beneficiaries shall be in accordance with procedures prescribed by the Committee.

12.07    TOP-HEAVY REQUIREMENTS.

         (a) The following definitions apply to the terms used in this paragraph:

                  (i) "applicable determination date" means the last day of the preceding Plan Year;

                  (ii) "top-heavy ratio" means the ratio of (A) the value of the aggregate of the Accounts under the Plan for Key Employees to (B) the value of the aggregate of the Accounts under the Plan for all Key Employees and non-Key Employees;

                  (iii) "non-Key Employee" means any Employee who is not a Key Employee;

                  (iv) "applicable Valuation Date" means the Valuation Date coincident with or immediately preceding the last day of the preceding Plan Year;

                  (v) "required aggregation group" means any other qualified plan(s) of the Employer or an Affiliate in which there are members who are Key Employees or which enable(s) the Plan to meet the requirements of section 401(a)(4) or 410 of the Code; and

                  (vi) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Employer or an Affiliate in which all members are non-Key Employees, if the resulting aggregation group continues to meet the requirements of sections 401(a)(4) and 410 of the Code.

         (b) For purposes of this paragraph, the Plan shall be "top-heavy" with respect to any Plan Year if, as of the applicable determination date the top-heavy ratio exceeds 60%. The top-heavy ratio shall be determined as of the applicable Valuation Date in accordance with section 416(g)(3) and (4) of the Code and Article VII of this Plan. For purposes of determining whether the Plan is top-heavy, the Account balances under the Plan will be combined with the account balances or the present value of accrued benefits under each other plan in the required aggregation group, and, in the Employer's discretion, may be combined with the account balances or the present value of accrued benefits under any other qualified plan in the permissive aggregation group.

         (c) The following provisions shall be applicable to Members for any Plan Year with respect to which the Plan is top-heavy:

                  (i) All Matching Accounts shall become 100% vested and all future contributions to the Plan shall be immediately 100% vested.

                  (ii) An additional Employer contribution shall be allocated on behalf of each Member (and each Employee eligible to become a

                           Member) who is a Non-Key Employee, and who has not terminated service as of the last day of the Plan Year, to the extent that Profit Sharing Contributions and Matching Contributions on his behalf for the Plan Year which are not needed to meet the contribution percentage test set forth in paragraph 4.08 would otherwise be less than 3% of his Compensation (up to the Compensation Limit). However, if the greatest percentage of Compensation (up to the Compensation Limit) contributed on behalf of a Key Employee for the Plan Year would be less than 3%, such lesser percentage shall be substituted for "3%" in the preceding sentence. Notwithstanding the foregoing provisions of this subparagraph (ii), no minimum contribution shall be made under this Plan with respect to a Member (or an Employee eligible to become a Member) if the required minimum benefit under section 416(c)(1) of the Code is provided to him by any other qualified pension plan of the Employer or an Affiliate.

12.08    GENDER AND NUMBER.

         Masculine pronouns used herein shall refer to men or women or both and nouns when stated in the singular shall include the plural and when stated in the plural shall include the singular whenever appropriate.

12.09    INTERPRETATIONS RELATING TO ALTERNATE PAYEES.

         Unless the context otherwise requires, any reference herein to a Member or Beneficiary shall be deemed to be a reference to an Alternate Payee to the extent (a) appropriate to carry out the purposes of the applicable Qualified Domestic Relations Order and (b) not inconsistent with the procedures adopted by the Committee pursuant to paragraph 10.07.

                         ARTICLE XIII: CLAIMS PROCEDURE

13.01    APPLICATION FOR PAYMENT.

         Payments to Members or their Beneficiaries shall be made upon application submitted in accordance with procedures prescribed by the Committee.

13.02    DISPOSITION OF CLAIM.

         The Committee shall furnish written notice of disposition of a claim to the claimant within 60 days after the claimant has filed application therefor. In the event the Committee denies such claim, it shall specifically set forth in writing the reasons for the denial, cite the pertinent provisions of the Plan, and, where appropriate, provide an explanation as to how the claimant can perfect such claim.

13.03    APPEALS.

         Any Member or Beneficiary who has been denied a benefit shall be entitled, upon request to the Secretary of the Committee, to appeal the denial of his claim. The claimant must provide a written statement of his position to the Secretary of the Committee not later than 60 days after receipt of the notification of denial of claim as set forth in paragraph 13.02. The Committee shall within 60 days after receipt of such notice communicate to the claimant its decision in writing.

13.04    COMMITTEE DECISION FINAL.

         The Committee's determination of benefits due under the Plan shall be accorded deference and its decision shall be final and binding upon all parties.

                             ARTICLE XIV: SIGNATURE

To record the adoption of this Plan by the Employer and its Affiliates participating therein, the Employer has caused this Plan to be executed by its duly authorized corporate officers, and its corporate seal to be hereunto affixed, effective as of the ______ day of ____________, ________.



                                       Weight Watchers International



                                       By:      ________________________________
                                                      Authorized Officer


[Seal]



Attest:



________________________________
          Secretary